PIMCO ETF Trust

Supplement Dated February 23, 2022 to the Statement of Additional Information

dated November 1, 2021, as supplemented from time to time (the “SAI”)

Disclosure Related to the PIMCO Short Term Municipal Bond Active Exchange-Traded Fund, PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund, and PIMCO Active Bond Exchange-Traded Fund (the “Funds”)

Effective February 28, 2022, the Creation Unit size of the Funds is 20,000 shares. Therefore, effective as of February 28, 2022, corresponding changes are made in the table in the “Creations and Redemptions” section of the SAI.

Investors Should Retain This Supplement For Future Reference

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